UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21188
PIMCO California Municipal Income Fund III
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Lawrence G. Altadonna — 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: September 30, 2009
Date of reporting period: September 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III

Annual Report
September 30, 2009

Contents

Letter to Shareholders	1
Fund Insights/Performance & Statistics	2-7
Schedules of Investments	8-22
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26-27
Statements of Cash Flows	28-30
Notes to Financial Statements	31-40
Financial Highlights	41-43
Report of Independent Registered Public Accounting Firm	44
Portfolio Manager Change/Change to the Funds’ Investment Policies and Related Risks/Resignation of Trustee	45
Tax Information/Annual Shareholder Meeting Results	46
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	47-49
Privacy Policy/Proxy Voting Policies & Procedures	50
Dividend Reinvestment Plan	51
Board of Trustees	52
Fund Officers	53
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

PIMCO Municipal Income Funds III Letter to Shareholders
November 16, 2009
Dear Shareholder:

Please find enclosed the annual report for PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (the “Funds”) for the fiscal year ended September 30, 2009.

The U.S. bond market provided positive returns during the fiscal year. After extreme volatility in the first part of the fiscal year, municipal and high-quality corporate bonds advanced solidly as liquidity infusions served to ease a credit crisis and embolden investors who began moving capital away from Treasury securities and into riskier asset classes. In this environment, the Barclays Capital Municipal Bond Index, an unmanaged index generally representative of the long-term tax-exempt bond market, returned a tax-advantaged 14.85% for the fiscal year, outperforming the taxable, broad bond market return of 10.56%, as represented by the unmanaged Barclays Capital U.S. Aggregate Index. Monetary authorities moved aggressively during the fiscal 12-month period to stave off bank failures and inject liquidity into the banking system. The U.S. Federal Reserve (the “Fed”) reduced the Federal Funds rate three times during the fiscal year, lowering the benchmark rate on loans between member banks from 2.00% to a target of 0% – 0.25%. In addition, the Fed pursued a policy of quantitative easing, purchasing securities from banks in order to add to the supply of cash available for lending.

On April 6, 2009, the Funds announced a change increasing the amount of Residual Interest Municipal Bonds (“RIBs”) in which each fund may invest to 15% from 10% of total assets. The change potentially allows the Funds to earn additional tax-free income. In addition, the use of RIBs, which results in a form of economic leverage, will allow the Funds to replace or increase leverage to some degree. A press release that includes further information on this action, including more detailed descriptions of potential benefits and risks, is available at www.allianzinvestors.com/closedendfunds.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

9.30.09   PIMCO Municipal Income Funds III Annual Report 1

PIMCO Municipal Income Fund III Fund Insights
September 30, 2009 (unaudited)

•	For the fiscal year ended September 30, 2009, PIMCO Municipal Income Fund III returned 3.64% on net asset value (“NAV”) and 11.02% on market price, compared to increases of 21.43% and 35.80%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

•	High-quality municipal bond yields moved significantly lower across the yield curve during the fiscal 12-month period ended September 30, 2009, as the municipal bond market began to move toward more normal levels during the second half of the period after a very tumultuous first half.

•	Municipal-to-U.S. Treasury yield ratios were very volatile during the fiscal 12-month period, crossing levels in late 2008 that were never before experienced. However, these yield ratios rebounded in 2009 with the 10-year ratio decreasing to 77% and the 30-year ratio increasing to 94%. Both ratios ended the fiscal year within historical average levels.

•	Duration hedging strategies detracted from performance during the fiscal 12-month period. Interest rates for Treasuries and London Inter-bank Offered Rate (“LIBOR”) swaps moved significantly lower due to a flight-to-quality and uncertain economic conditions. This move lower was larger than the move in high-quality municipal yields, causing municipals to underperform. However, these positions were removed from the Fund in early 2009.

•	During the fiscal 12-month period, tobacco-securitization sector holdings contributed positively to returns as the sector posted positive performance overall, despite showing negative performance during the first half of the reporting period.

•	Exposure to corporate-backed municipals contributed positively to performance as the sector produced positive returns. Similar to the taxable corporate sector, this area of the municipal market struggled in the fourth quarter of 2008, but rebounded strongly year-to-date in 2009.

•	Exposure to both pre-refunded and general obligation municipals helped to counter negative returns during the financial crisis in late 2008. However, these issues underperformed the general municipal bond market towards the latter part of the reporting period, which detracted from Fund returns as investors moved into riskier asset sectors in search of yield.

•	Exposure to longer-maturity zero-coupon municipals benefited performance as the sector posted strong positive performance during the fiscal year, as represented by the Barclays Capital Zero Coupon Index, which advanced 17.34% for the fiscal 12-month period.

•	The municipal yield curve experienced both a significant steepening and then flattening, ending the period unchanged for the fiscal year. The 15- and 20-year maturity AAA General Obligation yields decreased 143 and 140 basis points, respectively, while the 30-year AAA General Obligation yield decreased 124 basis points. The two-year yield decreased 124 basis points during the fiscal year. Significant exposure to longer-maturity municipals contributed positively to performance as that portion of the yield curve outperformed due to its longer duration.

•	Compared to long-taxable sectors, long municipals outperformed due to the Treasury rally with the Barclays Capital Long Municipal Bond Index returning 19.78%, while the Barclays Capital U.S. Long Government/Credit and the Barclays Capital U.S. Long Treasury Indices rose 18.36% and 9.15%, respectively during the twelve months ended September 30, 2009.

•	Municipal bond issuance year-to-date in 2009 was approximately 11% lower than the comparable period in 2008. Municipal bond issuance was reduced by increased supply of taxable Build America Bonds especially in the long portion of the yield curve as issuers took advantage of the interest subsidy.

2 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Fund III Performance & Statistics
September 30, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	11.02%	3.64%

5 Year	2.10%	(0.04)%

Commencement of Operations (10/31/02) to 9/30/09	2.67%	1.83%

Market Price/NAV Performance:
Commencement of Operations (10/31/02) to 9/30/09

Market Price/NAV:

Market Price	$11.29

NAV	$10.16

Premium to NAV	11.12%

Market Price Yield (2)	7.44%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price, (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at September 30, 2009.

9.30.09   PIMCO Municipal Income Funds III Annual Report 3

PIMCO California Municipal Income Fund III Fund Insights
September 30, 2009 (unaudited)

•	For the fiscal year ended September 30, 2009, PIMCO California Municipal Income Fund III declined 6.29% on net asset value (“NAV”) and rose 3.95% on market price, compared to increases of 17.96% and 26.20%, respectively, for the Lipper Analytical California Municipal Debt Funds average.

•	High-quality municipal bond yields moved significantly lower across the yield curve during the fiscal 12-month period ended September 30, 2009, as the municipal bond market began to move toward more normal levels during the second half of the period after a very tumultuous first half.

•	Municipal-to-U.S. Treasury yield ratios were very volatile during the fiscal 12-month period, crossing levels in late 2008 that were never before experienced. However, these yield ratios rebounded in 2009 with the 10-year ratio decreasing to 77% and the 30-year ratio increasing to 94%. Both ratios ended the fiscal year within historical average levels.

•	Duration hedging strategies detracted from performance during the fiscal 12-month period. Interest rates for Treasuries and London Inter-bank Offered Rate (“LIBOR”) swaps moved significantly lower due to a flight-to-quality and uncertain economic conditions. This move lower was larger than the move in high-quality municipal yields, causing municipals to underperform. However, these positions were removed in early 2009.

•	During the fiscal 12-month period, tobacco-securitization sector holdings contributed positively to returns as the sector posted positive performance overall, despite showing negative performance in the first half of the reporting period.

•	Exposure to corporate-backed municipals contributed positively to performance as the sector produced positive returns. Similar to the taxable corporate sector, this area of the municipal market struggled in the fourth quarter of 2008, but showed a strong rebound year-to-date in 2009.

•	Exposure to both pre-refunded and general obligation municipals helped to counter negative returns during the financial crisis in late 2008. However, these issues underperformed the general municipal bond market towards the latter part of the reporting period, which detracted from returns as investors moved into riskier asset sectors in search of yield.

•	Exposure to longer-maturity zero-coupon municipals benefited performance as the sector posted strong positive performance during the fiscal year, as represented by the Barclays Capital Zero Coupon Index, which returned 17.34% for the fiscal 12-month period.

•	Municipal bonds within California slightly underperformed the Barclays Capital Municipal Bond Index returning 14.32% compared with 14.85% for the national index during the fiscal 12-month period. California was able to balance its budget, which helped spur a rebound in performance during the latter part of the period. Year-to-date through September of 2009, issuers in California issued $46.6 billion in municipal bonds, which was 4% lower than the same period in 2008.

•	Long-California municipals underperformed the Barclays Capital Long Municipal Bond Index returning 18.19% compared to a rise of 19.78% for the long national index during the fiscal year. The California municipal yield curve steepened notably during the reporting period with 30-year yields decreasing 109 basis points, while two-year yields decreased 228 basis points. Significant exposure to longer maturities contributed positively to performance as the longer durations outperformed.

4 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO California Municipal Income Fund III Performance & Statistics
September 30, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	3.95%	(6.29)%

5 Year	0.27%	(1.19)%

Commencement of Operations (10/31/02) to 9/30/09	0.73%	0.71%

Market Price/NAV Performance:
Commencement of Operations (10/31/02) to 9/30/09

Market Price/NAV:

Market Price	$10.03

NAV	$9.55

Premium to NAV	5.03%

Market Price Yield (2)	7.18%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price, (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at September 30, 2009.

9.30.09   PIMCO Municipal Income Funds III Annual Report 5

PIMCO New York Municipal Income Fund III Fund Insights
September 30, 2009 (unaudited)

•	For the fiscal year ended September 30, 2009, PIMCO New York Municipal Income Fund III declined 14.34% on net asset value (“NAV”) and rose 4.19% on market price, compared to increases of 16.47% and 29.42%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

•	High-quality municipal bond yields moved significantly lower across the yield curve during the fiscal 12-month period ended September 30, 2009, as the municipal bond market began to move toward more normal levels during the second half of the period after a very tumultuous first half.

•	Municipal-to-U.S. Treasury yield ratios were very volatile during the fiscal 12-month period, crossing levels in late 2008 that were never before experienced. However, these yield ratios rebounded in 2009 with the 10-year ratio decreasing to 77% and the 30-year ratio increasing to 94%. Both ratios ended the fiscal year within historical average levels.

•	Duration hedging strategies detracted from performance during the fiscal 12-month period. Interest rates for Treasuries and London Inter-bank Offered Rate (“LIBOR”) swaps moved significantly lower due to a flight-to-quality and uncertain economic conditions. This move lower was larger than the move in high-quality municipal yields, causing municipals to underperform. However, these positions were removed from the Fund in early 2009.

•	During the fiscal 12-month period, tobacco-securitization sector holdings contributed positively to returns as the sector posted positive performance overall, despite showing negative performance during the first half of the reporting period.

•	Exposure to corporate-backed municipals contributed positively to performance as the sector produced positive returns. Similar to the taxable corporate sector, this area of the municipal market struggled in the fourth quarter of 2008, but rebounded strongly year-to-date in 2009.

•	Exposure to both pre-refunded and general obligation municipals helped to counter negative returns during the financial crisis in late 2008. However, these issues underperformed the general municipal bond market towards the latter part of the reporting period, which detracted from Fund returns as investors moved into riskier asset sectors in search of yield.

•	Exposure to longer-maturity zero-coupon municipals benefited performance as the sector posted strong positive performance during the fiscal year, as represented by the Barclays Capital Zero Coupon Index, which advanced 17.34% for the fiscal 12-month period.

•	Municipal bonds within New York slightly underperformed the Barclays Capital Municipal Bond Index returning 14.57% compared to 14.85% for the national index during the fiscal year. Year-to-date through September 2009, issuers in New York State raised $28 billion in bonds, which was 12% lower than the comparable period in 2008. New York ranks second in total municipal bond issuance.

•	Long-New York municipals slightly underperformed the Barclays Capital Long Municipal Bond Index, returning 18.96% compared with 19.78% for the long national index during the fiscal twelve months ended September 30, 2009. The New York yield curve did not change significantly during the fiscal year, 30-year yields decreased 135 basis points and two-year yields decreased 125 basis points. The Fund also had significant positions in the long portion of the municipal yield curve, which helped performance as longer-duration municipals performed well as yields moved lower.

6 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO New York Municipal Income Fund III Performance & Statistics
September 30, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	4.19%	(14.34)%

5 Year	(1.82)%	(3.22)%

Commencement of Operations (10/31/02) to 9/30/09	(0.26)%	(0.54)%

Market Price/NAV Performance:
Commencement of Operations (10/31/02) to 9/30/09

Market Price/NAV:

Market Price	$9.65

NAV	$9.10

Premium to NAV	6.04%

Market Price Yield (2)	6.53%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price, (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at September 30, 2009.

9.30.09   PIMCO Municipal Income Funds III Annual Report 7

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES–96.9%
	Alabama–1.1%
$5,000	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.00%, 11/15/30, Ser. A	Baa2/NR	$4,346,250
500	Birmingham Special Care Facs. Financing Auth. Rev., Childrens Hospital, 6.00%, 6/1/39	Aa2/AAA	545,085
1,500	Colbert Cnty. Northwest Health Care Auth. Rev., 5.75%, 6/1/27	Baa3/NR	1,451,445

			6,342,780

	Alaska–1.3%
	Housing Finance Corp. Rev.,
3,900	5.00%, 12/1/33, Ser. A	Aaa/AAA	3,932,253
1,000	5.25%, 6/1/32, Ser. C (NPFGC)	Aa2/AA	1,011,220
3,100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	2,193,529

			7,137,002

	Arizona–5.1%
	Health Facs. Auth. Rev.
	Banner Health,
1,250	5.00%, 1/1/35, Ser. A	NR/A+	1,265,912
900	5.50%, 1/1/38, Ser. D	NR/A+	944,883
2,250	Beatitudes Campus Project, 5.20%, 10/1/37	NR/NR	1,639,688
1,500	Maricopa Cnty. Pollution Control Corp. Rev., Palo Verde Project, 5.05%, 5/1/29, Ser. A (AMBAC)	Baa2/BBB-	1,348,830
13,000	Pima Cnty. Industrial Dev. Auth. Rev., 5.00%, 9/1/39	Aa2/AA	13,114,790
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (h)	Aa1/AA	5,362,750
5,600	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	A3/A	5,216,120

			28,892,973

	California–5.7%
2,500	Health Facs. Financing Auth. Rev., Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	A2/A	2,651,075
	State, GO,
250	5.00%, 11/1/37	Baa1/A	250,815
5,300	5.00%, 12/1/37	Baa1/A	5,317,278
6,000	6.00%, 4/1/38	Baa1/A	6,586,740
3,060	Statewide Communities Dev. Auth. Rev., Baptist Univ., 9.00%, 11/1/17, Ser. B (a)(c)	NR/NR	2,595,920
	Methodist Hospital Project (FHA),
2,900	6.625%, 8/1/29	Aa2/AA	3,325,082
10,300	6.75%, 2/1/38	Aa2/AA	11,761,982

			32,488,892

8 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Colorado–3.0%
$9,955	Colorado Springs Utilities Rev., 5.00%, 11/15/30, Ser. B (h)	Aa2/AA	$10,508,498
500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	NR/NR	359,800
500	Health Facs. Auth. Rev., Evangelical Lutheran, 6.125%, 6/1/38, Ser. A	A3/A-	515,325
1,500	Housing & Finance Auth. Rev., Evergreen Country Day School, Inc. Project, 5.875%, 6/1/37 (a)(c)	NR/BB	1,044,975
500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	A2/A	558,780
4,000	Saddle Rock Metropolitan Dist., GO, 5.35%, 12/1/31 (Radian)	NR/BBB-	3,834,480

			16,821,858

	District of Columbia–2.0%
10,000	Dist. of Columbia Water & Sewer Auth. Rev., 5.50%, 10/1/39, Ser. A (h)	Aa3/AA	11,472,900

	Florida–5.1%
3,480	Brevard Cnty. Health Facs. Auth. Rev., Health First, Inc. Project, 5.00%, 4/1/34	A3/A-	3,191,404
500	Broward Cnty. Airport Rev., 5.375%, 10/1/29, Ser. O	A1/A+	524,220
4,500	Broward Cnty. Water & Sewer Rev., 5.25%, 10/1/34, Ser. A (h)	Aa3/AA	4,822,875
2,500	Hillsborough Cnty. Industrial Dev. Auth. Rev., Tampa General Hospital Project, 5.25%, 10/1/34, Ser. B	A3/NR	2,402,525
1,485	Julington Creek Plantation Community Dev. Dist., Special Assessment, 5.00%, 5/1/29 (NPFGC)	Baa1/A	1,291,193
1,000	Miami-Dade Cnty. Airport Rev., 5.50%, 10/1/36, Ser. A	A2/A-	1,041,330
3,895	Sarasota Cnty. Health Facs. Auth. Rev., 5.75%, 7/1/45	NR/NR	3,043,241
4,200	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (h)	Aa1/AAA	4,464,222
6,900	State Board of Governors Rev., Florida Univ., 6.50%, 7/1/33	Aa2/AA	8,131,581

			28,912,591

	Georgia–0.3%
1,750	Fulton Cnty. Residential Care Facs. for the Elderly Auth. Rev., Lenbrook Project, 5.125%, 7/1/42, Ser. A	NR/NR	1,139,390
400	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	NR/NR	315,596

			1,454,986

	Idaho–1.2%
	State Building Auth. Rev., Ser. A (XLCA),
1,000	5.00%, 9/1/33	NR/AA-	1,020,650
5,750	5.00%, 9/1/43	NR/AA-	5,832,340

			6,852,990

	Illinois–8.1%
500	Chicago Board of Education School Reform, GO, zero coupon, 12/1/28, Ser. A (FGIC-NPFGC)	A1/AA-	183,225
	Chicago Motor Fuel Tax Rev., Ser. A,
7,000	5.00%, 1/1/33 (AMBAC)	A1/AA+	7,150,150
500	5.00%, 1/1/38	Aa2/AAA	522,975

9.30.09   PIMCO Municipal Income Funds III Annual Report 9

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Illinois (continued)
	Chicago, GO,
$720	5.00%, 1/1/31, Ser. A (NPFGC)	Aa3/AA-	$738,691
5,000	5.00%, 1/1/34, Ser. C (h)	Aa3/AA-	5,331,000
	Educational Facs. Auth. Rev., Univ. of Chicago, Ser. A,
4,780	5.00%, 7/1/33	Aa1/AA	4,910,733
165	5.25%, 7/1/41	Aa1/AA	169,401
	Finance Auth. Rev.,
	Leafs Hockey Club Project, Ser. A (b),
1,000	5.875%, 3/1/27	NR/NR	304,260
625	6.00%, 3/1/37	NR/NR	189,787
400	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	A2/A	450,856
12,795	Peoples Gas Light & Coke Co., 5.00%, 2/1/33 (AMBAC)	A2/A-	13,021,216
5,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (h)	Aa1/AA	5,706,600
1,175	Health Facs. Auth. Rev., Elmhurst Memorial Healthcare, 5.50%, 1/1/22	Baa1/NR	1,174,894
5,000	State Toll Highway Auth. Rev., 5.50%, 1/1/33, Ser. B	Aa3/AA-	5,717,800

			45,571,588

	Indiana–2.0%
3,500	Dev. Finance Auth. Rev., 5.00%, 3/1/30, Ser. B (AMBAC)	A2/A	3,500,245
1,375	Fort Wayne Pollution Control Rev., General Motors Corp. Project, 6.20%, 10/15/25 (d)	NR/NR	202,813
5,000	Indianapolis Local Public Improvement Bond Bank, Tax Allocation, 5.00%, 2/1/29, Ser. G (NPFGC)	Baa1/AA	5,198,000
1,000	Plainfield Parks Facs. Corp. Rev., 5.00%, 1/15/22 (AMBAC)	NR/A	1,019,620
	Portage, Tax Allocation, Ameriplex Project,
1,000	5.00%, 7/15/23	NR/BBB+	925,620
775	5.00%, 1/15/27	NR/BBB+	694,578

			11,540,876

	Iowa–1.9%
	Finance Auth. Rev., Deerfield Retirement Community, Inc., Ser. A,
120	5.50%, 11/15/27	NR/NR	81,907
575	5.50%, 11/15/37	NR/NR	354,793
11,010	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	10,114,997

			10,551,697

10 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Kentucky–0.6%
	Economic Dev. Finance Auth. Rev.,
	Baptist Healthcare Systems, Ser. A,
$1,000	5.375%, 8/15/24	Aa3/NR	$1,119,740
1,300	5.625%, 8/15/27	Aa3/NR	1,431,690
1,000	Catholic Healthcare Partners, 5.25%, 10/1/30	A1/AA-	1,004,930

			3,556,360

	Louisiana–0.6%
1,700	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project, 5.50%, 5/15/47, Ser. B	A3/NR	1,650,003
1,595	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	1,535,427

			3,185,430

	Maryland–0.3%
1,500	Health & Higher Educational Facs. Auth. Rev., Calvert Health System, 5.50%, 7/1/36	A2/NR	1,516,680

	Massachusetts–1.3%
750	Dev. Finance Agcy. Rev., Linden Ponds, Inc. Fac., 5.75%, 11/15/35, Ser. A	NR/NR	599,805
4,910	Housing Finance Agcy. Rev., 5.125%, 6/1/43, Ser. H	Aa3/AA-	4,947,316
1,600	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	A1/A+	1,711,712

			7,258,833

	Michigan–14.9%
500	Conner Creek Academy East Rev., 5.25%, 11/1/36	NR/BB+	364,545
9,320	Detroit Sewer Rev., 5.00%, 7/1/32, Ser. A (FSA)	Aa3/AAA	9,532,776
	Detroit Water Rev. (NPFGC),
30,000	5.00%, 7/1/34, Ser. A	A2/A+	30,262,200
7,555	5.00%, 7/1/34, Ser. B	A3/A	7,605,618
1,500	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 8.25%, 9/1/39	A1/A	1,797,810
	State Hospital Finance Auth. Rev.,
175	Detroit Medical Center, 5.25%, 8/15/23, Ser. A	Ba3/BB-	138,586
	Oakwood Group, Ser. A,
5,405	5.75%, 4/1/32	A2/A	5,105,671
575	6.00%, 4/1/22	A2/A	576,604
20,000	Trinity Health Credit, 5.375%, 12/1/30, Ser. C	Aa2/AA	20,296,600
10,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	NR/BBB	8,221,000

			83,901,410

9.30.09   PIMCO Municipal Income Funds III Annual Report 11

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Mississippi–0.7%
	Business Finance Corp. Rev., System Energy Res., Inc. Project,
$3,000	5.875%, 4/1/22	Ba1/BBB	$3,008,100
1,250	5.90%, 5/1/22	Ba1/BBB	1,243,363

			4,251,463

	Missouri–0.3%
1,350	St. Louis Cnty. Industrial Dev. Auth. Rev., Southfield & Oak Apartments, 5.20%, 1/20/36, Ser. A (GNMA)	NR/AAA	1,371,141
250	Township of Jennings Rev., Northland Redev. Area Project, 5.00%, 11/1/23	NR/NR	222,525

			1,593,666

	Montana–1.7%
9,750	Forsyth Pollution Control Rev., Puget Sound Energy, 5.00%, 3/1/31, Ser. A (AMBAC)	Baa1/A-	9,474,952

	Nevada–0.7%
4,000	Clark Cnty., GO, 4.75%, 6/1/30 (FSA)	Aa1/AAA	4,059,040

	New Jersey–4.7%
1,000	Camden Cnty. Improvement Auth. Rev., Cooper Health Systems Group, 5.00%, 2/15/35, Ser. A	Baa3/BBB	804,200
	Economic Dev. Auth. Rev.,
4,500	Kapkowski Road Landfill Project, 6.50%, 4/1/28	Baa3/NR	4,108,095
300	Newark Airport Marriott Hotel, 7.00%, 10/1/14	Ba1/NR	299,661
	Health Care Facs. Financing Auth. Rev.,
1,075	Pascack Valley Hospital Assoc., 6.625%, 7/1/36 (d)	NR/D	16,131
1,000	St. Peters Univ. Hospital, 5.75%, 7/1/37	Baa2/BBB-	1,010,160
1,150	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB-	980,444
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	A3/A+	2,145,040
22,645	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1A	Baa3/BBB	17,135,698

			26,499,429

	New Mexico–0.2%
1,000	Farmington Pollution Control Rev., 5.80%, 4/1/22, Ser. A	Baa3/BB+	1,000,550

	New York–4.4%
1,700	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters, 5.50%, 10/1/37	A1/A	1,811,316
1,250	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/34, Ser. B	NR/AA	1,321,087
1,150	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	993,186
10,450	New York City Industrial Dev. Agcy. Rev., Yankee Stadium, 7.00%, 3/1/49	Aa2/AAA	12,113,013

12 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	New York (continued)
	New York City Municipal Water Finance Auth. Water & Sewer Rev. (h),
$4,900	5.00%, 6/15/37, Ser. D	Aa2/AAA	$5,147,058
4,000	Second Generation Resolution, 4.75%, 6/15/35, Ser. DD	Aa3/AA+	4,135,160

			25,520,820

	North Carolina–1.4%
	Eastern Municipal Power Agcy. Rev.,
2,000	5.125%, 1/1/23, Ser. D	Baa1/A-	2,068,820
2,000	5.125%, 1/1/26, Ser. D	Baa1/A-	2,051,700
2,295	5.375%, 1/1/17, Ser. C	Baa1/A-	2,467,814
1,500	Medical Care Commission Rev., Cleveland Cnty. Healthcare, 5.00%, 7/1/35, Ser. A (AMBAC)	NR/A	1,353,795

			7,942,129

	Ohio–4.2%
15,375	Air Quality Dev. Auth. Pollution Control Rev., Dayton Power, 4.80%, 1/1/34, Ser. B (FGIC)	Aa3/A	15,848,089
5,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	Baa3/BBB	4,062,250
2,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	A1/AA-	2,514,000
500	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A	Aa3/NR	526,470
500	State Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. A	A2/A	529,880

			23,480,689

	Pennsylvania–2.0%
1,000	Allegheny Cnty. Hospital Dev. Auth. Rev., Univ. of Pittsburgh Medical Center, 5.625%, 8/15/39	Aa3/A+	1,069,010
	Cumberland Cnty. Municipal Auth. Rev., Messiah Village Project, Ser. A,
750	5.625%, 7/1/28	NR/BBB-	649,492
670	6.00%, 7/1/35	NR/BBB-	589,051
1,000	Dauphin Cnty. General Auth. Rev., Pinnacle Health System Project, 6.00%, 6/1/36, Ser. A	A2/A	1,075,770
1,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B	NR/NR	1,122,938
6,200	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	6,203,472
500	Philadelphia Water Rev., 5.25%, 1/1/36, Ser. A	A3/A	521,905

			11,231,638

9.30.09   PIMCO Municipal Income Funds III Annual Report 13

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	South Carolina–1.1%
$1,000	Greenwood Cnty. Rev., Self Regional Healthcare, 5.375%, 10/1/39	A2/A	$1,030,780
5,305	Jobs-Economic Dev. Auth. Rev., Bon Secours Health System, 5.625%, 11/15/30, Ser. B	A3/A-	5,400,649

			6,431,429

	Tennessee–0.3%
	Tennessee Energy Acquisition Corp. Rev., Ser. A,
1,200	5.25%, 9/1/21	Ba3/BBB	1,211,580
365	5.25%, 9/1/22	Ba3/BBB	367,022

			1,578,602

	Texas–10.4%
6,810	Crowley Independent School Dist., GO, 4.75%, 8/1/35 (PSF-GTD)	Aaa/AAA	7,008,375
1,300	Dallas Civiic Center Rev., 5.25%, 8/15/38	Aa2/AAA	1,382,212
10,115	Denton Independent School Dist., GO, 5.00%, 8/15/33 (PSF-GTD) (h)	Aaa/AAA	10,432,307
465	Judson Independent School Dist., GO, 5.00%, 2/1/30 (PSF-GTD)	Aaa/NR	472,826
	Municipal Gas Acquisition & Supply Corp. I Rev.,
150	5.25%, 12/15/26, Ser. A	A2/A	145,043
8,100	6.25%, 12/15/26, Ser. D	A2/A	8,722,242
	North Harris Cnty. Regional Water Auth. Rev.,
5,500	5.25%, 12/15/33	A3/A+	5,714,995
5,500	5.50%, 12/15/38	A3/A+	5,770,545
	North Texas Tollway Auth. Rev.,
10,800	5.625%, 1/1/33, Ser. A	A2/A-	11,566,476
700	5.75%, 1/1/33, Ser. F	A3/BBB+	745,738
2,000	6.25%, 1/1/39, Ser. A	A2/A-	2,231,580
2,000	Sabine River Auth. Pollution Control Rev., 5.20%, 5/1/28, Ser. C	Caa3/CCC	1,201,140
3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	Aa2/AA-	3,257,820

			58,651,299

	Virginia–0.3%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	Aa2/AA+	1,086,220
1,000	James City Cnty. Economic Dev. Auth. Rev., United Methodist Homes, 5.50%, 7/1/37, Ser. A	NR/NR	576,920

			1,663,140

	Washington–7.7%
6,375	Chelan Cnty. Public Utility Dist. No. 1 Rev., Chelan Hyrdo Systems, 5.125%, 7/1/33, Ser. C (AMBAC)	Aa2/AA	6,558,919
1,000	Health Care Facs. Auth. Rev., Seattle Cancer Care Alliance, 7.375%, 3/1/38	A3/NR	1,121,350

14 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Washington (continued)
$15,000	King Cnty. Sewer Rev., 5.00%, 1/1/35, Ser. A (FSA) (h)	Aa3/AAA	$15,314,100
20,015	Tobacco Settlement Auth. Rev., 6.50%, 6/1/26	Baa3/BBB	20,271,792

			43,266,161

	Wisconsin–2.3%
1,000	Health & Educational Facs. Auth. Rev., Prohealth Care, Inc., 6.625%, 2/15/39	A1/A+	1,087,470
10,000	State Rev., 6.00%, 5/1/36, Ser. A	A1/AA-	11,742,500

			12,829,970

	Total Municipal Bonds & Notes (cost–$525,620,699)		546,934,823

VARIABLE RATE NOTES (a)(c)(f)–1.7%
	California–0.4%
1,675	Los Angeles Community College Dist., GO, 13.58%, 8/1/33, Ser. 3096 (e)	NR/AA	1,946,451

	Texas–1.3%
6,500	JPMorgan Chase Putters/Drivers Trust, GO, 9.217%, 2/1/17, Ser. 3480	NR/AA+	7,475,650

	Total Variable Rate Notes (cost–$8,137,883)		9,422,101

SHORT-TERM INVESTMENTS (g)–1.4%
	Corporate Notes–1.4%
	Financial Services–1.4%
1,900	American General Finance Corp., 0.945%, 10/2/09, FRN	Baa3/BB+	1,900,000
	International Lease Finance Corp., FRN,
700	0.627%, 5/24/10	Baa3/BBB+	666,810
600	0.909%, 1/15/10	Baa3/BBB+	586,045
5,000	SLM Corp., 0.664%, 7/26/10, FRN	Ba1/BBB-	4,749,905

	Total Corporate Notes (cost–$7,735,849)		7,902,760

	Total Investments (cost–$541,494,431)–100.0%		$564,259,684

9.30.09   PIMCO Municipal Income Funds III Annual Report 15

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

CALIFORNIA MUNICIPAL BONDS & NOTES–93.7%
	Assoc. of Bay Area Gov’t Finance Auth. for Nonprofit Corps. Rev., Odd Fellows Home of California, Ser. A (CA Mtg. Ins.),
$3,200	5.20%, 11/15/22	NR/A	$3,264,192
11,725	5.35%, 11/15/32	NR/A	11,827,828
1,000	Cathedral City Public Financing Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (NPFGC)	Baa1/A	894,930
1,150	Ceres Redev. Agcy., Tax Allocation, Project Area No. 1, 5.00%, 11/1/33 (NPFGC)	Baa1/A	1,005,307
2,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	Aa3/A+	2,127,860
	City & Cnty. of San Francisco, Capital Improvement Projects, CP, Ser. A,
500	5.00%, 4/1/29	A1/AA-	521,095
550	5.25%, 4/1/31	A1/AA-	578,100
1,415	Contra Costa Cnty. Public Financing Auth., Tax Allocation, 5.625%, 8/1/33, Ser. A	NR/BBB	1,415,594
3,775	Cucamonga School Dist., CP, 5.20%, 6/1/27	NR/A-	3,727,510
	Educational Facs. Auth. Rev.,
9,800	Claremont McKenna College, 5.00%, 1/1/39 (h)	Aa2/NR	10,417,792
3,300	Pepperdine Univ., 5.00%, 9/1/33, Ser. A (FGIC-NPFGC)	Aa3/A	3,357,816
10,000	Univ. of Southern California, 5.00%, 10/1/39, Ser. A (h)	Aa1/AA+	10,772,300
1,695	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A	Aa2/AAA	1,799,378
	Golden State Tobacco Securitization Corp. Rev.,
11,000	5.00%, 6/1/45 (AMBAC-TCRS)	Baa2/A-	10,306,340
4,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	Baa2/A-	3,747,760
500	Hartnell Community College Dist., GO, zero coupon, 8/1/34, Ser. D	A1/AA-	228,955
	Health Facs. Financing Auth. Rev.,
	Adventist Health System, Ser. A,
500	5.00%, 3/1/33	NR/A	483,900
4,000	5.75%, 9/1/39	NR/A	4,152,720
	Catholic Healthcare West, Ser. A,
1,935	6.00%, 7/1/34	A2/A	2,007,311
4,000	6.00%, 7/1/39	A2/A	4,241,720
500	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	NR/A	537,445
6,000	Cottage Health System, 5.00%, 11/1/33, Ser. B (NPFGC)	Baa1/A+	5,958,240
	Paradise VY Estates (CA Mtg. Ins.),
2,000	5.125%, 1/1/22	NR/A	2,049,260
1,550	5.25%, 1/1/26	NR/A	1,585,495
	Infrastructure & Economic Dev. Bank Rev., Kaiser Hospital Assistance,
3,000	5.50%, 8/1/31, Ser. B	NR/A	3,028,530
8,000	5.55%, 8/1/31, Ser. A	NR/A+	8,159,120
20	Lancaster Financing Auth., Tax Allocation, 4.75%, 2/1/34 (NPFGC)	Baa1/A	17,608
500	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	NR/A	536,665

16 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$5,600	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, 5.50%, 11/15/37, Ser. A	A2/A	$5,405,624
5,000	Long Beach Unified School Dist., GO, 5.75%, 8/1/33, Ser. A	Aa3/AA-	5,618,150
	Los Angeles Department of Water & Power Rev. (h),
6,000	4.75%, 7/1/30, Ser. A-2 (FSA)	Aa3/AAA	6,259,620
10,000	5.00%, 7/1/39, Ser. A	Aa3/AA-	10,709,600
	Los Angeles Unified School Dist., GO,
9,580	4.75%, 1/1/28, Ser. A (NPFGC)	Aa3/AA-	9,713,641
10,000	5.00%, 1/1/34, Ser. I (h)	Aa3/AA-	10,470,400
550	Malibu, City Hall Project, CP, 5.00%, 7/1/39, Ser. A	NR/AA+	570,576
1,000	Manteca Financing Auth. Sewer Rev., 5.75%, 12/1/36	A2/AAA	1,101,790
5,000	Metropolitan Water Dist. of Southern California Rev., 5.00%, 7/1/37, Ser. A (h)	Aa2/AAA	5,381,400
5,280	Modesto Irrigation Dist., Capital Improvements, CP, 5.00%, 7/1/33, Ser. A (NPFGC)	A1/A+	5,306,400
3,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (FSA)	Aa3/AAA	3,152,640
200	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	NR/A	228,592
5,000	Oakland, GO, 5.00%, 1/15/33, Ser. A (NPFGC)	A1/AA-	5,044,700
5,000	Orange Cnty. Unified School Dist., CP, 4.75%, 6/1/29 (NPFGC)	A1/A+	5,421,300
	Orange Cnty. Water Dist. Rev., CP, Ser. B (NPFGC),
4,560	5.00%, 8/15/34	Aa2/AAA	4,737,977
965	5.00%, 8/15/34	NR/AAA	1,119,429
2,000	Palm Desert Financing Auth., Tax Allocation, 5.00%, 4/1/25, Ser. A (NPFGC)	Baa1/A	1,937,120
1,250	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	NR/AA-	1,312,275
1,410	Pomona Public Financing Auth. Sewer Rev., 5.00%, 12/1/37, Ser. AF (NPFGC)	A3/AA-	1,310,102
1,950	Poway Unified School Dist., Special Tax, 5.125%, 9/1/28	NR/BBB	1,787,390
5,000	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	NR/A+	5,008,550
500	Rocklin Unified School Dist. Community Facs., Special Tax, 5.00%, 9/1/29 (NPFGC)	Baa1/A	486,460
5,750	Sacramento Municipal Utility Dist. Rev., 5.00%, 8/15/33, Ser. R (NPFGC)	A1/A+	5,860,745
6,250	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/38, Ser. A (FSA)	Aa3/AAA	6,556,125
12,075	San Diego Community College Dist., GO, 5.00%, 5/1/28, Ser. A (FSA)	Aa2/AAA	12,579,010
2,000	San Diego Public Facs. Financing Auth. Rev., 5.25%, 5/15/39, Ser. A	A2/A+	2,153,100
2,200	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	A1/AA+	2,329,646
1,500	San Diego State Univ. Rev., 5.00%, 3/1/27, Ser. A (NPFGC)	Baa1/A	1,544,085
3,000	San Jose, Libraries & Parks Project, GO, 5.125%, 9/1/31	Aa1/AAA	3,106,980
13,200	San Marcos Public Facs. Auth., Tax Allocation, 5.00%, 8/1/33, Ser. A (FGIC-NPFGC)	A3/A	12,235,740
500	Santa Clara Cnty. Financing Auth. Rev., 5.75%, 2/1/41, Ser. A (AMBAC)	A1/A+	526,635

9.30.09   PIMCO Municipal Income Funds III Annual Report 17

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$1,200	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	A2/A	$1,342,800
4,425	South Tahoe JT Powers Financing Auth. Rev., 5.45%, 10/1/33, Ser. A	NR/BBB	4,258,930
7,300	State, GO, 6.00%, 4/1/38	Baa1/A	8,013,867
4,095	State Department Veteran Affairs Rev., 5.35%, 12/1/27, Ser. A (AMBAC)	Aa2/AA-	4,166,662
2,600	State Public Works Board Rev., Univ. CA M.I.N.D. Inst., 5.00%, 4/1/28, Ser. A	Aa2/AA-	2,654,990
	Statewide Communities Dev. Auth. Rev.,
	Catholic Healthcare West,
1,200	5.50%, 7/1/31, Ser. D	A2/A	1,249,740
1,200	5.50%, 7/1/31, Ser. E	A2/A	1,249,740
7,300	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A	7,499,144
15,000	Memorial Health Services, 5.50%, 10/1/33, Ser. A	NR/A+	15,141,750
	Methodist Hospital Project (FHA),
2,000	6.625%, 8/1/29	Aa2/AA	2,293,160
7,200	6.75%, 2/1/38	Aa2/AA	8,221,968
3,100	St. Joseph, 5.75%, 7/1/47, Ser. A (FGIC)	A1/AA-	3,253,760
10,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/A+	10,141,700
3,505	Statewide Communities Dev. Auth., The Internext Group, CP, 5.375%, 4/1/30	NR/BBB	3,233,082
	Tobacco Securitization Agcy. Rev.,
	Alameda Cnty.,
8,100	5.875%, 6/1/35	Baa3/NR	7,566,696
7,000	6.00%, 6/1/42	Baa3/NR	6,226,920
2,000	Kern Cnty., 6.125%, 6/1/43, Ser. A	NR/BBB	1,798,040
5,000	Tobacco Securitization Auth. Rev., 5.00%, 6/1/37, Ser. A-1	Baa3/BBB	4,069,800
2,950	Torrance Rev., Torrance Memorial Medical Center, 5.50%, 6/1/31, Ser. A	A1/A+	2,985,311
1,000	West Basin Municipal Water Dist., CP, 5.00%, 8/1/30, Ser. A (NPFGC)	Aa3/AA-	1,035,060
2,000	Western Municipal Water Dist. Facs. Auth. Rev.,
	5.00%, 10/1/39, Ser. B	NR/AA+	2,092,840
1,000	Westlake Village, CP, 5.00%, 6/1/39	NR/AA+	1,035,990
2,500	William S. Hart Union High School Dist., Special Tax, 6.00%, 9/1/33	NR/NR	2,297,800
2,750	Woodland Finance Auth. Rev., 5.00%, 3/1/32 (XLCA)	A3/NR	2,836,515

	Total California Municipal Bonds & Notes (cost–$323,278,843)		342,392,838

OTHER MUNICIPAL BONDS & NOTES–5.4%
	Indiana–1.1%
5,000	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 5.75%, 9/1/42 (a)(c)	NR/NR	4,053,950

	New York–1.0%
3,300	New York City Municipal Water Finance Auth. Water & Sewer Rev., 5.00%, 6/15/37, Ser. D (h)	Aa2/AAA	3,466,386

18 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO California Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Puerto Rico–2.9%
	Public Building Auth. Gov’t Facs. Rev. (GTD),
$4,420	5.00%, 7/1/36, Ser. I	Baa3/BBB-	$3,997,581
290	5.25%, 7/1/36, Ser. D	Baa3/BBB-	277,924
	Sales Tax Financing Corp. Rev., Ser. A,
23,200	zero coupon, 8/1/47 (AMBAC)	Aa3/AA-	2,601,184
29,200	zero coupon, 8/1/54 (AMBAC)	Aa3/AA-	2,183,576
26,300	zero coupon, 8/1/56	Aa3/AA-	1,673,995

			10,734,260

	South Dakota–0.4%
2,000	Minnehaha Cnty. Rev., Bethany Lutheran, 5.50%, 12/1/35	NR/NR	1,355,020

	Total Other Municipal Bonds & Notes (cost–$20,762,976)		19,609,616

CALIFORNIA VARIABLE RATE NOTES (a)(c)(e)(f)–0.3%
1,000	Los Angeles Community College Dist., GO, 13.58%, 8/1/33, Ser. 3096 (cost–$996,602)	NR/AA	1,162,060

SHORT-TERM INVESTMENTS (g)–0.6%
	Corporate Notes–0.6%
	Financial Services–0.6%
1,300	American General Finance Corp., 0.945%, 10/2/09, FRN	Baa3/BB+	1,300,000
	International Lease Finance Corp., FRN,
500	0.627%, 5/24/10	Baa3/BBB+	476,293
400	0.909%, 1/15/10	Baa3/BBB+	390,697

	Total Corporate Notes (cost–$2,122,824)		2,166,990

	Total Investments (cost–$347,161,245)–100.0%		$365,331,504

9.30.09   PIMCO Municipal Income Funds III Annual Report 19

PIMCO New York Municipal Income Fund III Schedule of Investments
September 30, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

NEW YORK MUNICIPAL BONDS & NOTES–90.5%
$790	Dutchess Cnty. Industrial Dev. Agcy. Rev., Elant Fishkill, Inc., 5.25%, 1/1/37, Ser. A	NR/NR	$514,385
800	East Rochester Housing Auth. Rev., St. Mary’s Residence Project, 5.375%, 12/20/22, Ser. A (GNMA)	NR/AAA	858,184
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
1,810	5.25%,10/1/35	A1/A	1,856,752
2,400	5.50%,10/1/37	A1/A	2,557,152
	Long Island Power Auth. Rev.,
1,000	5.00%, 9/1/27, Ser. C	A3/A-	1,035,420
1,500	5.75%, 4/1/39, Ser. A	A3/A-	1,684,155
	Metropolitan Transportation Auth. Rev.,
6,220	5.00%, 11/15/32, Ser. A (FGIC-NPFGC)	A2/A	6,389,246
500	5.00%, 11/15/34, Ser. B	NR/AA	528,435
200	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	Aa1/NR	202,378
2,695	New York City, GO, 5.00%, 3/1/33, Ser. I	Aa3/AA	2,763,507
600	New York City Industrial Dev. Agcy. Rev., Queens Baseball Stadium, 6.50%, 1/1/46	Aa2/AAA	677,256
	Yankee Stadium,
200	5.00%, 3/1/36 (NPFGC)	Baa1/A	195,970
2,200	7.00%, 3/1/49	Aa2/AAA	2,550,108
	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
	Second Generation Resolution,
5,000	4.75%, 6/15/35, Ser. DD (h)	Aa3/AA+	5,168,950
1,500	5.00%, 6/15/39, Ser. GG-1	Aa3/AA+	1,616,970
4,000	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society, 5.00%, 2/1/34 (FGIC-NPFGC)	Aa3/AA-	4,141,040
1,000	Niagara Falls Public Water Auth. Water & Sewer Rev., 5.00%, 7/15/34, Ser. A (NPFGC)	Baa1/A	1,025,160
	State Dormitory Auth. Rev.,
1,000	5.00%, 3/15/38, Ser. A	NR/AAA	1,073,110
2,250	Jewish Board Family & Children, 5.00%, 7/1/33 (AMBAC)	NR/BBB	2,022,165
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/AAA	2,060,560
	Long Island Univ., Ser. A (Radian),
1,040	5.00%, 9/1/23	Baa3/BBB-	1,030,703
4,000	5.00%, 9/1/32	Baa3/BBB-	3,785,920
3,000	Lutheran Medical Hospital, 5.00%, 8/1/31 (FHA-NPFGC)	Baa1/A	3,025,350
3,085	New York Univ., 5.25%, 7/1/48, Ser. A	Aa3/AA-	3,248,166
5,850	North General Hospital, 5.00%, 2/15/25	NR/AA-	5,994,963
700	North Shore-Long Island Jewish Health System, 5.50%, 5/1/37, Ser. A	Baa1/A-	723,646
1,000	School Dist. Financing, 5.00%, 10/1/30, Ser. D (NPFGC)	A2/A+	1,036,750
1,250	Skidmore College, 5.00%, 7/1/28 (FGIC-NPFGC)	A1/NR	1,314,425
3,740	St. Barnabas Hospital, 5.00%, 2/1/31, Ser. A (AMBAC-FHA)	NR/NR	3,767,115

20 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO New York Municipal Income Fund III Schedule of Investments
September 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$1,200	Teachers College, 5.50%, 3/1/39	A1/NR	$1,275,060
620	Winthrop Univ. Hospital Assoc., 5.50%, 7/1/32, Ser. A	Baa1/NR	613,595
2,500	Winthrop-Nassau Univ., 5.75%, 7/1/28	Baa1/NR	2,527,350
2,000	State Environmental Facs. Corp. Rev., 4.75%, 6/15/32, Ser. B	Aa1/AA+	2,099,740
	State Urban Dev. Corp. Rev.,
3,350	5.00%, 3/15/35, Ser. B	NR/AAA	3,499,042
2,200	5.00%, 3/15/36, Ser. B-1 (h)	NR/AAA	2,346,608
2,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (h)	Aa2/AA-	2,221,500
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (FSA)	Aa3/AAA	2,032,100

	Total New York Municipal Bonds & Notes (cost–$74,898,077)		79,462,936

NEW YORK VARIABLE RATE NOTES (f)–5.9%
5,000	State Dormitory Auth. Rev., Rockefeller Univ., 5.00%, 7/1/32, Ser. A-1 (cost–$4,307,689)	Aa1/AAA	5,163,600

OTHER MUNICIPAL BONDS & NOTES–2.5%
	District of Columbia–0.2%
175	Tobacco Settlement Financing Corp. Rev., 6.50%, 5/15/33	Baa3/BBB	181,450

	Puerto Rico–1.6%
580	Children’s Trust Fund Rev., 5.625%, 5/15/43	Baa3/BBB	503,933
	Sales Tax Financing Corp. Rev., Ser. A,
5,000	zero coupon, 8/1/54 (AMBAC)	Aa3/AA-	373,900
500	5.75%, 8/1/37	A2/A+	540,070

			1,417,903

	South Carolina–0.6%
370	Tobacco Settlement Rev. Management Auth. Rev.,
	6.375%, 5/15/30, Ser. B	Baa3/BBB	483,179

	Washington–0.1%
135	Tobacco Settlement Auth. Rev., 6.625%, 6/1/32	Baa3/BBB	133,040

	Total Other Municipal Bonds & Notes (cost–$2,056,207)		2,215,572

SHORT-TERM INVESTMENTS (g)–1.1%
	Corporate Notes–1.1%
	Financial Services–1.1%
300	American General Finance Corp., 0.945%, 10/2/09, FRN	Baa3/BB+	300,000
500	Goldman Sachs Group, Inc., 0.52%, 11/16/09, FRN	A1/A	500,085
	International Lease Finance Corp., FRN ,
100	0.627%, 5/24/10	Baa3/BBB+	95,259
100	0.909%, 1/15/10	Baa3/BBB+	97,674

	Total Corporate Notes (cost–$979,892)		993,018

	Total Investments (cost–$82,241,865)–100.0%		$87,835,126

9.30.09   PIMCO Municipal Income Funds III Annual Report 21

PIMCO Municipal Income Funds III Notes to Schedules of Investments
September 30, 2009

*	Unaudited
(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $13,062,996, representing 2.3% of total investments in PIMCO Municipal Income Fund III and of $5,216,010, representing 1.4% of total investments in PIMCO California Municipal Income Fund III.
(b)	Illiquid.

(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.
(e)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on September 30, 2009.

(f)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2009.

(g)	All or partial amount segregated as collateral for reverse repurchase agreements.
(h)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

Glossary:
AMBAC – insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. – insured by California Mortgage Insurance
CA St. Mtg. – insured by California State Mortgage
CP – Certificates of Participation
FGIC – insured by Financial Guaranty Insurance Co.
FHA – insured by Federal Housing Administration
FRN – Floating Rate Note. The interest rate disclosed reflects the rate in effect on September 30, 2009.
FSA – insured by Financial Security Assurance, Inc.
GNMA – insured by Government National Mortgage Association
GO – General Obligation Bond
GTD – Guaranteed
NPFGC – insured by National Public Finance Guarantee Corporation
NR – Not Rated
PSF – Public School Fund
Radian – insured by Radian Guaranty, Inc.
TCRS – Temporary Custodian Receipts
XLCA – insured by XL Capital Assurance

22 PIMCO Municipal Income Funds III Annual Report   9.30.09   See accompanying Notes to Financial Statements

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PIMCO Municipal Income Funds III Statements of Assets and Liabilities
September 30, 2009

		California	New York
	Municipal III	Municipal III	Municipal III
Assets:
Investments, at value (cost–$541,494,431, $347,161,245
and $82,241,865, respectively)	$564,259,684	$365,331,504	$87,835,126

Interest receivable	8,781,648	5,324,889	989,382

Prepaid expenses and other assets	41,958	22,427	10,244

Total Assets	573,083,290	370,678,820	88,834,752

Liabilities:
Payable for floating rate notes	48,836,724	33,623,688	4,933,000

Payable for reverse repurchase agreements	6,553,000	1,822,000	864,000

Payable to custodian for cash overdraft	3,014,368	2,504,513	381,255

Investment management fees payable	246,223	158,811	39,973

Interest payable	150,414	92,125	10,750

Dividends payable to common and preferred shareholders	10,925	6,654	912

Interest payable for reverse repurchase agreements	3,555	934	252

Accrued expenses and other liabilities	346,756	297,469	77,037

Total Liabilities	59,161,965	38,506,194	6,307,179

Preferred Shares ($0.00001 par value and $25,000
liquidation preference per share applicable
to an aggregate of 7,560, 5,000 and 1,280 shares
issued and outstanding, respectively)	189,000,000	125,000,000	32,000,000

Net Assets Applicable to Common Shareholders	$324,921,325	$207,172,626	$50,527,573

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$320	$217	$56

Paid-in-capital in excess of par	452,959,694	306,956,579	78,466,360

Undistributed net investment income	4,372,069	2,916,964	946,705

Accumulated net realized loss	(155,181,428)	(120,858,443)	(34,477,996)

Net unrealized appreciation of investments	22,770,670	18,157,309	5,592,448

Net Assets Applicable to Common Shareholders	$324,921,325	$207,172,626	$50,527,573

Common Shares Issued and Outstanding	31,979,117	21,684,888	5,551,389

Net Asset Value Per Common Share	$10.16	$9.55	$9.10

24 PIMCO Municipal Income Funds III Annual Report   9.30.09   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III Statements of Operations
Year ended September 30, 2009

		California	New York
	Municipal III	Municipal III	Municipal III
Investment Income:
Interest	$35,681,657	$22,035,318	$5,372,264

Expenses:
Investment management fees	3,135,714	2,057,555	532,161

Interest expense	1,306,812	516,478	258,590

Auction agent fees and commissions	439,392	294,241	78,696

Custodian and accounting agent fees	153,384	90,169	54,096

Shareholder communications	109,334	63,677	22,481

Audit and tax services	90,629	77,729	60,640

Legal fees	86,748	60,197	14,090

Trustees’ fees and expenses	55,455	36,920	10,164

Transfer agent fees	37,118	33,900	33,710

New York Stock Exchange listing fees	25,729	21,421	21,294

Insurance expense	17,295	11,917	3,501

Miscellaneous	15,538	13,569	11,708

Total expenses	5,473,148	3,277,773	1,101,131

Less: investment management fees waived	(265,915)	(175,175)	(45,292)

custody credits earned on cash balances	(1,579)	(1,032)	(279)

Net expenses	5,205,654	3,101,566	1,055,560

Net Investment Income	30,476,003	18,933,752	4,316,704

Realized and Change In Unrealized Gain (Loss):
Net realized loss on:
Investments	(48,731,476)	(40,656,943)	(12,621,486)

Futures contracts	(1,086,759)	(268,871)	(76,826)

Swaps	(69,346,706)	(49,042,845)	(14,333,051)

Net change in unrealized appreciation/depreciation of:
Investments	92,966,488	51,077,784	12,807,443

Futures contracts	(509,265)	(344,810)	(98,511)

Swaps	5,896,675	3,985,072	1,141,808

Net realized and change in unrealized loss on investments,
futures contracts and swaps	(20,811,043)	(35,250,613)	(13,180,623)

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	9,664,960	(16,316,861)	(8,863,919)

Dividends on Preferred Shares from Net Investment Income	(3,168,279)	(2,138,774)	(552,741)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$6,496,681	$(18,455,635)	$(9,416,660)

See accompanying Notes to Financial Statements   9.30.09   PIMCO Municipal Income Funds III Annual Report 25

PIMCO Municipal Income Funds III

Statements of Changes in Net Assets Applicable to Common Shareholders

	Municipal III
	Year ended	Year ended
	September 30,	September 30,
	2009	2008
Investment Operations:
Net investment income	$30,476,003	$40,587,743

Net realized loss on investments, futures contracts and swaps	(119,164,941)	(5,855,899)

Net change in unrealized appreciation/depreciation of investments, futures contracts and swaps	98,353,898	(116,630,202)

Net increase (decrease) in net assets resulting from investment operations	9,664,960	(81,898,358)

Dividends on Preferred Shares from Net Investment Income	(3,168,279)	(9,396,018)

Net increase (decrease) in net assets applicable to common shareholders
resulting from investment operations	6,496,681	(91,294,376)

Dividends to Common Shareholders from Net Investment Income	(26,754,995)	(26,568,968)

Capital Share Transactions:
Reinvestment of dividends	2,254,067	2,874,798

Total decrease in net assets applicable to common shareholders	(18,004,247)	(114,988,546)

Net Assets Applicable to Common Shareholders:
Beginning of year	342,925,572	457,914,118

End of year (including undistributed net investment income of $4,372,069 and $4,009,960; $2,916,964 and $1,707,824; $946,705 and $669,514; respectively)	$324,921,325	$342,925,572

Common Shares Issued in Reinvestment of Dividends	250,003	206,774

26 PIMCO Municipal Income Funds III Annual Report   9.30.09   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III

Statements of Changes in Net Assets Applicable to Common Shareholders (continued)

California Municipal III		New York Municipal III
Year ended	Year ended	Year ended	Year ended
September 30,	September 30,	September 30,	September 30,
2009	2008	2009	2008
$18,933,752	$24,842,170	$4,316,704	$6,126,964

(89,968,659)	(6,131,433)	(27,031,363)	(2,384,765)

54,718,046	(69,147,582)	13,850,740	(15,899,883)

(16,316,861)	(50,436,845)	(8,863,919)	(12,157,684)

(2,138,774)	(6,269,965)	(552,741)	(1,631,983)

(18,455,635)	(56,706,810)	(9,416,660)	(13,789,667)

(15,572,754)	(15,524,827)	(3,483,636)	(3,476,109)

765,116	709,712	276,538	—

(33,263,273)	(71,521,925)	(12,623,758)	(17,265,776)

240,435,899	311,957,824	63,151,331	80,417,107

$207,172,626	$240,435,899	$50,527,573	$63,151,331

89,708	53,487	33,756	—

See accompanying Notes to Financial Statements   9.30.09   PIMCO Municipal Income Funds III Annual Report 27

PIMCO Municipal Income Fund III Statement of Cash Flows
Year ended September 30, 2009

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$9,664,960

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Purchases of long-term investments	(343,887,839)

Proceeds from sales of long-term investments	546,819,515

Purchases of short-term portfolio investments, net	(577,766)

Net change in unrealized appreciation/depreciation of investments, swaps and futures contracts	(105,253,466)

Net realized loss on investments, swaps and futures contracts	126,053,508

Net amortization on investments	(3,193,838)

Decrease in interest receivable	3,478,163

Proceeds from futures contracts transactions, net	188,976

Decrease in deposits with brokers for futures contracts collateral	1,905,000

Increase in prepaid expenses and other assets	(10,448)

Increase in interest payable for reverse repurchase agreements	3,555

Periodic and termination payments of swaps, net	(63,582,198)

Decrease in investment management fees payable	(53,622)

Increase in accrued expenses and other liabilities	31,609

Net cash provided by operating activities	171,586,109

Cash Flows used for Financing Activities:
Increase in reverse repurchase agreements	6,553,000

Cash dividends paid (excluding reinvestment of dividends of $2,254,067)	(30,247,833)

Payments to retire floating rate notes issued	(148,962,430)

Cash receipts on issuance of floating rate notes	74,989,221

Cash overdraft at custodian	3,014,368

Redemptions of Preferred Shares	(81,000,000)

Net cash used for financing activities	(175,653,674)

Net decrease in cash	(4,067,565)

Cash at beginning of year	4,067,565

Cash at end of year	—

The Fund paid $112,810 in cash for interest on reverse repurchase agreements.

28 PIMCO Municipal Income Funds III Annual Report   9.30.09   See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund III Statement of Cash Flows
Year ended September 30, 2009

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net decrease in net assets resulting from investment operations	$(16,316,861)

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Purchases of long-term investments	(178,784,751)

Proceeds from sales of long-term investments	307,765,855

Sales of short-term portfolio investments, net	6,910,362

Net change in unrealized appreciation/depreciation of investments, swaps and futures contracts	(62,149,264)

Net realized loss on investments, swaps and futures contracts	97,396,975

Net amortization on investments	(1,915,804)

Decrease in interest receivable	1,721,829

Proceeds from futures contracts transactions, net	594,913

Decrease in deposits with brokers for futures contracts collateral	1,420,000

Increase in prepaid expenses and other assets	(6,727)

Increase in interest payable for reverse repurchase agreements	934

Periodic and termination payments of swaps, net	(45,147,097)

Decrease in investment management fees payable	(45,487)

Decrease in accrued expenses and other liabilities	(3,470)

Net cash provided by operating activities	111,441,407

Cash Flows used for Financing Activities:
Increase in reverse repurchase agreements	1,822,000

Cash dividends paid (excluding reinvestment of dividends of $765,116)	(18,606,979)

Payments to retire floating rate notes issued	(70,683,953)

Cash receipts on issuance of floating rate notes	31,512,156

Cash overdraft at custodian	2,504,513

Redemptions of Preferred Shares	(60,000,000)

Net cash used for financing activities	(113,452,263)

Net decrease in cash	(2,010,856)

Cash at beginning of year	2,010,856

Cash at end of year	—

The Fund paid $47,836 in cash for interest on reverse repurchase agreements.

See accompanying Notes to Financial Statements   9.30.09   PIMCO Municipal Income Funds III Annual Report 29

PIMCO New York Municipal Income Fund III Statement of Cash Flows
Year ended September 30, 2009

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net decrease in net assets resulting from investment operations	$(8,863,919)

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Purchases of long-term investments	(31,101,964)

Proceeds from sales of long-term investments	79,053,156

Sales of short-term portfolio investments, net	1,319,026

Net change in unrealized appreciation/depreciation of investments, swaps and futures contracts	(15,037,616)

Net realized loss on investments, swaps and futures contracts	28,218,239

Net amortization on investments	(432,178)

Decrease in interest receivable	672,005

Proceeds from futures contracts transactions, net	169,975

Decrease in deposits with brokers for futures contracts collateral	450,000

Increase in prepaid expenses and other assets	(1,697)

Increase in interest payable for reverse repurchase agreements	252

Periodic and termination payments of swaps, net	(13,216,833)

Decrease in investment management fees payable	(13,393)

Increase in accrued expenses and other liabilities	5,555

Net cash provided by operating activities	41,220,608

Cash Flows used for Financing Activities:
Increase in reverse repurchase agreements	864,000

Cash dividends paid (excluding reinvestment of dividends of $276,538)	(4,059,547)

Payments to retire floating rate notes issued	(28,503,116)

Cash receipts on issuance of floating rate notes	4,933,000

Cash overdraft at custodian	381,255

Redemptions of Preferred Shares	(15,000,000)

Net cash used for financing activities	(41,384,408)

Net decrease in cash	(163,800)

Cash at beginning of year	163,800

Cash at end of year	—

The Fund paid $21,297 in cash for interest on reverse repurchase agreements.

30 PIMCO Municipal Income Funds III Annual Report   9.30.09   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund III (“Municipal III”), PIMCO California Municipal Income Fund III (“California Municipal III”) and PIMCO New York Municipal Income Fund III (“New York Municipal III”), collectively referred to as the “Funds” or “PIMCO Municipal Income Funds III”, were organized as Massachusetts business trusts on August 20, 2002. Prior to commencing operations on October 31, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

Under normal market conditions, Municipal III invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Funds have the ability to access

•	Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

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PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

1. Organization and Significant Accounting Policies (continued)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the fiscal year ended September 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used as of September 30, 2009 in valuing each Fund’s assets and liabilities is listed below:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	9/30/2009

Municipal III
Investments in Securities — Assets
Municipal Bonds & Notes	—	$546,934,823	—	$546,934,823
Variable Rate Notes	—	9,422,101	—	9,422,101
Short-Term Investments	—	7,902,760	—	7,902,760

Total Investments in Securities	—	$564,259,684	—	$564,259,684

California Municipal III
Investments in Securities — Assets
California Municipal Bonds & Notes	—	$342,392,838	—	$342,392,838
Other Municipal Bonds & Notes	—	19,609,616	—	19,609,616
California Variable Rate Notes	—	1,162,060	—	1,162,060
Short-Term Investments	—	2,166,990	—	2,166,990

Total Investments in Securities	—	$365,331,504	—	$365,331,504

New York Municipal III
Investments in Securities — Assets
New York Municipal Bonds & Notes	—	$79,462,936	—	$79,462,936
New York Variable Rate Notes	—	5,163,600	—	5,163,600
Other Municipal Bonds & Notes	—	2,215,572	—	2,215,572
Short-Term Investments	—	993,018	—	993,018

Total Investments in Securities	—	$87,835,126	—	$87,835,126

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at September 30, 2009 for Municipal III was as follows:

Total
				Total	Change	Transfers
	Beginning		Accrued	Realized	in Unrealized	in and/or	Ending
	Balance	Net	Discounts	Gain	Appreciation/	out of	Balance
	9/30/08	Paydowns	(Premiums)	(Loss)	Depreciation	Level 3	9/30/09

Investments in Securities — Assets
Municipal Bonds & Notes	$149,999	$(83,876)	—	$2,622	$(52,614)	$(16,131)	—

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities.

32 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at September 30, 2009. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Stock
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Funds cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)
Interest rates of RIBs and RITEs, (“Inverse Floaters”) bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process

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PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

1. Organization and Significant Accounting Policies (continued)

typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of Securities Act of 1933.

In addition to general market risks, the Funds’ investments in RIBs may involve greater risk and volatility than an investment in a fixed rate bond, and the value of RIBs may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which RIBs may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(h) Custody Credits on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds.

(i) Interest Expense
Interest expense relates to the Funds’ liability in connection with Floating Rate Notes held by third parties in conjunction with Inverse Floaters and reverse repurchase agreements. Interest expense on reverse repurchase agreements is recorded as it is incurred.

2. Principal Risk
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The main risks from derivative instruments are interest rate, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments.

The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ credit risks by performing reviews of each counterparty. Generally, all transactions in listed securities are settled/paid for upon delivery. Delivery of securities sold is only made once the Funds have

34 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

2. Principal Risk (continued)

received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Financial Derivative Instruments
Disclosures about derivative instruments and hedging activities require qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of and gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds may sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment. The Funds did not hold any financial derivative instruments as of September 30, 2009.

(a) Futures Contracts
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. The Funds may use futures contracts to manage their exposure to the securities market or the movement in interest rates and currency values. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements
Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward

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PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

3. Financial Derivative Instruments (continued)

differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

4. Investment Manager/Sub-Adviser
Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fees for each Fund at the annual rate of 0.10% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding, through October 31, 2008. On November 1, 2008, the contractual fee waiver was reduced to 0.05% of each Funds’ average daily net assets, including, net assets attributable to any Preferred Shares that may be outstanding, through October 31, 2009. For the fiscal year ended September 30, 2009, each Fund paid investment management fees at an effective rate of 0.59% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities
For the year ended September 30, 2009, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

		California	New York
	Municipal III	Municipal III	Municipal III

Purchases	$315,989,687	$171,238,063	$30,296,503
Sales	546,766,916	310,755,664	79,440,777

Reverse Repurchase Agreements:

Open reverse repurchase agreements at September 30, 2009 were:

		Trade	Maturity	Principal
Counterparty	Rate	Date	Date	& Interest	Principal

Municipal III
Barclays Bank	0.75%	9/4/09	10/2/09	$1,602,901	$1,602,000
	0.75%	9/4/09	10/5/09	3,904,195	3,902,000
Credit Suisse First Boston	0.75%	9/10/09	10/9/09	1,049,459	1,049,000

					$6,553,000

California Municipal III
Barclays Bank	0.75%	9/4/09	10/2/09	$1,096,616	$1,096,000
Credit Suisse	0.75%	9/10/09	10/9/09	726,318	726,000

					$1,822,000

New York Municipal III
Barclays Bank	0.75%	9/4/09	10/2/09	$253,142	$253,000
	0.75%	9/4/09	10/5/09	161,091	161,000
	0.75%	9/29/09	10/5/09	450,019	450,000

					$864,000

36 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

5. Investments in Securities (continued)

The weighted average daily balance of reverse repurchase agreements outstanding during the fiscal year ended September 30, 2009 for Municipal III, California Municipal III and New York Municipal III was $16,172,187, $6,445,677 and $2,883,237 at a weighted average interest rate of 0.93%, 0.98% and 0.96%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at September 30, 2009 was $7,902,760, $2,166,990 and $993,018 for Municipal III, California Municipal III and New York Municipal III, respectively.

Municipal III and New York Municipal III received $495,000 and $360,000 in principal value, respectively, in U.S. government agency securities as collateral for open reverse repurchase agreements. Collateral received as securities cannot be pledged.

6. Income Tax Information

Municipal III:

The tax character of dividends paid were:

	Year ended	Year ended
	September 30, 2009	September 30, 2008

Ordinary Income	$2,954,397	$1,385,853
Tax Exempt Income	$26,968,877	$34,579,133

At September 30, 2009, distributable earnings of $4,372,069 was comprised entirely from tax-exempt income.

In accordance with U.S. Treasury regulations, Municipal III elected to defer realized capital losses of $116,998,129 arising after October 31, 2008. Such losses are treated as arising on October 1, 2009.

At September 30, 2009, Municipal III had a capital loss carryforward of $37,785,879 ($14,905,572 of which will expire in 2013, $9,012,699 of which will expire in 2014, $2,478,209 of which will expire in 2016 and $11,389,399 of which will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended September 30, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions, swaps and non deductible excise taxes. These adjustments were to decrease undistributed net investment income by $190,620, decrease paid-in capital in excess of par by $642 and decrease accumulated net realized loss by $191,262.

California Municipal III:

The tax character of dividends paid were:

	Year ended	Year ended
	September 30, 2009	September 30, 2008

Ordinary Income	$1,669,247	$900,179
Tax Exempt Income	$16,042,281	$20,894,613

At September 30, 2009, distributable earnings of $2,916,964 was comprised entirely from tax-exempt income.

In accordance with U.S. Treasury regulations, California Municipal III elected to defer realized capital losses of $89,850,178 arising after October 31, 2008. Such losses are treated as arising on October 1, 2009.

At September 30, 2009, California Municipal III had a capital loss carryforward of $30,867,718 ($522,414 of which will expire in 2012, $11,508,959 of which will expire in 2013, $8,216,646 of which will expire in 2014, $1,376,562 of which will expire in 2016 and $9,243,137 of which will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

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PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

6. Income Tax Information (continued)

For the year ended September 30, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions and swaps. These adjustments were to decrease undistributed net investment income by $13,084 and decrease accumulated net realized loss by $13,084.

New York Municipal III:

The tax character of dividends paid were:

	Year ended	Year ended
	September 30, 2009	September 30, 2008

Ordinary Income	$471,282	$142,888
Tax Exempt Income	$3,565,095	$4,965,204

At September 30, 2009, distributable earnings of $946,705 was comprised entirely from tax-exempt income.

In accordance with U.S. Treasury regulations, New York Municipal III elected to defer realized capital losses of $26,987,619 arising after October 31, 2008. Such losses are treated as arising on October 1, 2009.

At September 30, 2009, New York Municipal III had a capital loss carryforward of $7,478,907 ($2,183,511 of which will expire in 2013, $1,605,360 of which will expire in 2014, $426,250 of which will expire in 2016 and $3,263,786 of which will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended September 30, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of swaps. These adjustments were to decrease undistributed net investment income by $3,136 and decrease accumulated net realized loss by $3,136.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2009 were:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Appreciation

Municipal III	$492,865,545	$38,840,122	$(16,466,871)	$22,373,251
California Municipal III	313,511,822	24,490,982	(6,474,220)	18,016,762
New York Municipal III	77,307,073	6,455,421	(874,442)	5,580,979

The difference between book and tax cost and appreciation/depreciation is attributable to inverse floater transactions.

7. Auction-Rate Preferred Shares
Municipal III has outstanding 1,512 shares of Preferred Shares Series A, 1,512 shares of Preferred Shares Series B, 1,512 shares of Preferred Shares Series C, 1,512 shares of Preferred Shares Series D and 1,512 shares of Preferred Shares Series E, each with a net asset and liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal III has issued 2,500 shares of Preferred Shares Series A and 2,500 shares of Preferred Shares Series B, each with a net asset and liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal III has issued 1,280 shares of Preferred Shares Series A with a net asset and liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

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PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

7. Auction-Rate Preferred Shares (continued)

For the year ended September 30, 2009, the annualized dividend rates for each Fund ranged as follows:

	High	Low	At September 30, 2009

Municipal III:
Series A	8.50%	0.40%	0.52%
Series B	8.65%	0.38%	0.50%
Series C	12.26%	0.35%	0.56%
Series D	11.73%	0.35%	0.56%
Series E	10.21%	0.43%	0.56%
California Municipal III:
Series A	8.65%	0.38%	0.50%
Series B	11.73%	0.35%	0.56%
New York Municipal III:
Series A	8.50%	0.40%	0.52%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shareholders.

Since mid-February 2008, holders of Auction-Rate Preferred Shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

During the year ended September 30, 2009, the Funds redeemed, at their liquidation preference, a portion of their ARPS. The decision to redeem a portion of the Funds’ ARPS was made by the Funds’ Board of Trustees at the recommendation of the Funds’ Investment Manager and Sub-Adviser and was intended to increase asset coverage of the Funds’ ARPS above the 200% Level (subject to future market conditions), permitting the Funds to pay previously declared common share dividends and to declare and pay future common share dividends. The Funds partially redeemed the ARPS at the full liquidation preference of $25,000 per share plus any accumulated, unpaid dividends, up to each series’ respective dates of redemption.

		California	New York
	Municipal III (a)	Municipal III (b)	Municipal III (c)

Beginning balance, September 30, 2008	$270,000,000	$185,000,000	$47,000,000
Redemption	(81,000,000)	(60,000,000)	(15,000,000)

Ending balance, September 30, 2009	$189,000,000	$125,000,000	$32,000,000

9.30.09   PIMCO Municipal Income Funds III Annual Report 39

PIMCO Municipal Income Funds III Notes to Financial Statements
September 30, 2009

7. Auction-Rate Preferred Shares (continued)

(a)	Redeemed January 5, 2009 through January 9, 2009

(b)	Redeemed January 7, 2009 and January 9, 2009

(c)	Redeemed January 6, 2009

8. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager, Sub-Adviser, or its affiliates or related injunctions.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

9. Subsequent Events
Funds’ management has evaluated subsequent events following the fiscal year ended September 30, 2009 through November 24, 2009, which is the date the financial statements were issued. The subsequent events were as follows:

On October 1, 2009, the following dividends were declared to common shareholders payable November 2, 2009 to shareholders of record on October 13, 2009:

Municipal III	$0.07 per common share
California Municipal III	$0.06 per common share
New York Municipal III	$0.0525 per common share

Effective November 1, 2009, the Investment Manager ceased waiving any portion of its management fees. Consequently, the effective management fee is 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding.

On November 2, 2009, the following dividends were declared to common shareholders payable December 1, 2009 to shareholders of record on November 12, 2009:

Municipal III	$0.07 per common share
California Municipal III	$0.06 per common share
New York Municipal III	$0.0525 per common share

40 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Fund III Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended September 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.81	$14.53	$14.90	$14.68	$14.36

Investment Operations:
Net investment income	0.96	1.29	1.17	1.12	1.14

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(0.67)	(3.87)	(0.40)	0.26	0.36

Total from investment operations	0.29	(2.58)	0.77	1.38	1.50

Dividends on Preferred Shares from Net Investment Income	(0.10)	(0.30)	(0.30)	(0.27)	(0.18)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.19	(2.88)	0.47	1.11	1.32

Dividends to Common Shareholders from Net Investment Income	(0.84)	(0.84)	(0.84)	(0.89)	(1.00)

Net asset value, end of year	$10.16	$10.81	$14.53	$14.90	$14.68

Market price, end of year	$11.29	$11.17	$15.05	$15.70	$15.49

Total Investment Return (1)	11.02%	(21.07)%	1.38%	7.69%	15.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$324,921	$342,926	$457,914	$466,511	$457,487

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.92%	2.48%	2.73%	2.71%	1.97%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.44%	1.23%	1.10%	1.06%	1.03%

Ratio of net investment income to average net assets (2)(5)	11.23%	9.39%	7.90%	7.71%	7.74%

Preferred shares asset coverage per share	$67,977	$56,709	$67,378	$68,179	$67,352

Portfolio turnover	58%	17%	10%	15%	3%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each year and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(h) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. (See Note 4 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.10%, 0.17%, 0.24%, 0.24% and 0.24%, for the years ended September 30, 2009, September 30, 2008, September 30, 2007, September 30, 2006 and September 30, 2005, respectively.

See accompanying Notes to Financial Statements   9.30.09   PIMCO Municipal Income Funds III Annual Report 41

PIMCO California Municipal Income Fund III Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended September 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.13	$14.48	$14.83	$14.80	$14.12

Investment Operations:
Net investment income	0.88	1.15	1.07	1.11	1.14

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(1.64)	(3.49)	(0.26)	0.13	0.65

Total from investment operations	(0.76)	(2.34)	0.81	1.24	1.79

Dividends on Preferred Shares from Net Investment Income	(0.10)	(0.29)	(0.29)	(0.25)	(0.15)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.86)	(2.63)	0.52	0.99	1.64

Dividends to Common Shareholders from Net Investment Income	(0.72)	(0.72)	(0.87)	(0.96)	(0.96)

Net asset value, end of year	$9.55	$11.13	$14.48	$14.83	$14.80

Market price, end of year	$10.03	$10.54	$14.20	$16.94	$15.11

Total Investment Return (1)	3.95%	(21.60)%	(11.38)%	19.43%	17.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$207,173	$240,436	$311,958	$318,236	$315,963

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.77%	2.75%	2.94%	2.69%	1.94%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.48%	1.21%	1.16%	1.06%	1.05%

Ratio of net investment income to average net assets (2)(5)	10.82%	8.53%	7.26%	7.56%	7.82%

Preferred shares asset coverage per share	$66,432	$57,426	$67,140	$67,993	$67,692

Portfolio turnover	48%	8%	7%	7%	5%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each year and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(h) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. (See Note 4 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.10%, 0.17%, 0.24%, 0.24% and 0.24%, for the years ended September 30, 2009, September 30, 2008, September 30, 2007, September 30, 2006 and September 30, 2005, respectively.

42 PIMCO Municipal Income Funds III Annual Report   9.30.09   See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund III Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended September 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.45	$14.57	$15.09	$15.03	$14.41

Investment Operations:
Net investment income	0.78	1.11	1.03	1.07	1.13

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(2.40)	(3.30)	(0.48)	0.13	0.61

Total from investment operations	(1.62)	(2.19)	0.55	1.20	1.74

Dividends on Preferred Shares from Net Investment Income	(0.10)	(0.30)	(0.29)	(0.26)	(0.16)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(1.72)	(2.49)	0.26	0.94	1.58

Dividends to Common Shareholders from Net Investment Income	(0.63)	(0.63)	(0.78)	(0.88)	(0.96)

Net asset value, end of year	$9.10	$11.45	$14.57	$15.09	$15.03

Market price, end of year	$9.65	$10.00	$13.57	$16.45	$16.04

Total Investment Return (1)	4.19%	(22.55)%	(13.12)%	8.73%	19.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$50,528	$63,151	$80,417	$82,836	$82,043

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	2.30%	3.02%	3.18%	2.89%	2.36%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.74%	1.34%	1.31%	1.16%	1.24%

Ratio of net investment income to average net assets (2)(5)	9.42%	8.04%	6.89%	7.23%	7.54%

Preferred shares asset coverage per share	$64,474	$58,583	$67,749	$69,042	$68,627

Portfolio turnover	33%	7%	12%	8%	4%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each year and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(h) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. (See Note 4 in Notes to Financial Statements). The effect of such waiver relative to the average net assets of common shareholders was 0.10%, 0.17%, 0.24%, 0.24% and 0.24%, for the years ended September 30, 2009, September 30, 2008, September 30, 2007, September 30, 2006 and September 30, 2005, respectively.

See accompanying Notes to Financial Statements   9.30.09   PIMCO Municipal Income Funds III Annual Report 43

PIMCO Municipal Income Funds III

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:
PIMCO Municipal Income Fund III,
PIMCO California Municipal Income Fund III and
PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (collectively hereafter referred to as the “Funds”) at September 30, 2009, the results of each of their operations and of cash flows for the year then ended, changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 24, 2009

44 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Funds III

Portfolio Manager Change/Change to the Funds’ Investment Policies and Related Risks/Resignation of Trustee (unaudited)

Portfolio Manager Change

Effective December 11, 2008, Mr. John Cummings assumed primary responsibility for the day-to-day portfolio management of each of the Funds. Mr. Cummings is an Executive Vice President at PIMCO. He joined PIMCO in 2002, and previously was at Goldman Sachs as an institutional trader, responsible for a number of municipal sectors including industrials, airlines, utilities, healthcare and high-yield. Mr. Cummings has over 20 years of investment experience and earned an MBA and undergraduate degree from Rutgers University.

Change to the Funds’ Investment Policies and Related Risks

Effective April 6, 2009, each Fund’s investment policy was revised to increase the amount of Residual Interest Municipal Bonds (“RIBs”) in which each Fund may invest from 10% to 15% of its total assets. The Board of Trustees approved the changes based on the recommendation of the Funds’ Investment Manager and Sub-Adviser that this limit increase in RIBs would be in the best interest of the Funds and the Funds’ shareholders. This change potentially allows the Funds to earn additional tax-free income. In addition, the use of RIBs, which results in a form of economic leverage, will allow the Funds to replace or increase leverage to some degree.

In addition to general market risks, the Funds’ investments in RIBs may involve greater risk and volatility than an investment in a fixed rate bond, and the value of RIBs may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which RIBs may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

Resignation of Trustee

Diana L. Taylor resigned as a Trustee of the Funds on September 10, 2009.

9.30.09   PIMCO Municipal Income Funds III Annual Report 45

PIMCO Municipal Income Funds III

Tax Information/Annual Shareholder Meeting Results (unaudited)
Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended September 30, 2009 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, please note that all substantially all dividends paid from net investment income from the Funds during the tax period ended September 30, 2009 were federally exempt interest dividends. However the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentages of dividends paid from net investment income during the tax period which are taxable were:

Municipal Income III	9.87%
California Municipal Income III	9.42%
New York Municipal Income III	11.68%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2009. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2010, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on December 23, 2008. Common/Preferred shareholders voted as indicated below:

		Withheld
	Affirmative	Authority

Municipal III
Re-election of Paul Belica – Class III to serve until 2011	27,813,504	1,822,566
Re-election of John C. Maney† – Class III to serve until 2011	27,842,150	1,793,920
Election of Diana L. Taylor* – Class II to serve until 2010	8,681	525

California Municipal III
Re-election of Paul Belica – Class III to serve until 2011	18,691,747	1,095,351
Re-election of John C. Maney† – Class III to serve until 2011	18,705,836	1,081,262
Election of Diana L. Taylor* – Class II to serve until 2010	5,651	112

New York Municipal III
Re-election of Paul Belica – Class III to serve until 2011	4,594,295	441,191
Re-election of John C. Maney† – Class III to serve until 2011	4,600,079	435,407
Election of Diana L. Taylor* – Class II to serve until 2010	1,626	76

Messrs. Hans W. Kertess*, Robert E. Connor, William B. Ogden, IV and R. Peter Sullivan III continue to serve as Trustees of the Funds.

*	Preferred Shares Trustee; Diana L. Taylor resigned as a Trustee on September 10, 2009.

†	Interested Trustee

46 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Funds III

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Funds’ Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 16-17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Funds’ Advisory Agreements and the Sub-Advisory Agreements, as amended, should be approved for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Funds for the one year period ended March 31, 2009, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each of the Funds given their respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took

9.30.09   PIMCO Municipal Income Funds III Annual Report 47

PIMCO Municipal Income Funds III

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common and preferred shares and the management fee and total expense ratios of comparable funds identified by Lipper.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to their Lipper peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

Municipal III:

The Trustees noted that the expense group for Municipal III consisted of twelve funds. The Trustees also noted that the actual management fees were slightly worse than the median and the actual total expenses were worse than the median. The Trustees also noted that Municipal III had bottom quintile performance for the 1-, 3-, and 5-year periods ended March 31, 2009, with over 50 funds in the peer group. However, the Trustees noted that, for the 3-months and year-to-date ended May 31, 2009, Municipal III had top quintile performance.

California Municipal III:

The Trustees noted that the expense group for California Municipal III consisted of fourteen funds. The Trustees also noted that the actual management fees and the actual total expenses were worse than the median. The Trustees also noted that California Municipal III had bottom quintile performance for the 1-, 3-, and 5-year periods ended March 31, 2009, with over 20 funds in the peer group. However, the Trustees noted that for the 3-months and year-to-date periods ended May 31, 2009, California Municipal III had top quintile performance.

New York Municipal III:

The Trustees noted that the expense group for New York Municipal III consisted of thirteen funds. The Trustees also noted that the actual management fees and total expenses were worse than the median. The Trustees also noted that New York Municipal III had bottom quintile performance for the 1-, 3-, and 5-year periods ended March 31, 2009, with 15 funds in the peer group. However, the Trustees noted that for the 3-months and year-to-date ended May 31, 2009, New York Municipal III had moved into the second quintile.

At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to provide performance information related to the Funds on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Funds’ investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of each Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

48 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Funds III

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either each Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). The Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Funds’ use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

9.30.09   PIMCO Municipal Income Funds III Annual Report 49

PIMCO Municipal Income Funds III

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

50 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Funds III Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

9.30.09   PIMCO Municipal Income Funds III Annual Report 51

PIMCO Municipal Income Funds III Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for
  re-election at 2012 annual meeting of shareholders.
Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for
  re-election at 2010 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2002
Term of office: Expected to stand for
  re-election at 2012 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for
  election at 2012 annual meeting of shareholders.
Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for
  re-election at 2011 annual meeting of shareholders. Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for
  re-election at 2011 annual meeting of shareholders.
Trustee/Director of 78 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors L.P. since November 2006. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc.

†	Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated April 24, 2003, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

52 PIMCO Municipal Income Funds III Annual Report   9.30.09

PIMCO Municipal Income Funds III Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC, 1991-2004.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., 2002-2004.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005; Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.), 1996-2004.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly Research Assistant, Dechert LLP, 2004-2005; Research Assistant, Swidler Berlin Shereff Friedman LLP, 2002-2004.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Board of Trustees	Fund Officers

Hans W. Kertess Trustee, Chairman of the Board of Trustees Paul Belica Trustee Robert E. Connor Trustee John C. Maney Trustee William B. Ogden, IV Trustee R. Peter Sullivan III Trustee	Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Kathleen A. Chapman
  Assistant Secretary
Lagan Srivastava
Assistant Secretary
Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Income Fund III for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On January 9, 2009, the Funds submitted CEO annual certifications to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.
(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,456 in 2008 and $39,735 in 2009.
b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $8,795 in 2008 and $8,638 in 2009. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.
c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,000 in 2008 and $10,000 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.
d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.
     PIMCO California Municipal Income Fund III (the “Fund”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
     a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Accounting consultations

Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible
PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,913,767 and the 2009 Reporting Period was $4,271,187.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.
ITEM 6. SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III
(each a “Trust”)
PROXY VOTING POLICY
1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of a Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Trusts’ current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of each Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trusts’ sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
     The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
     PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
     Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)(1)
     As of December 3, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund III (PMX), PIMCO California Municipal Income Fund III (PZC) and PIMCO New York Municipal Income Fund III (PYN) (each a “Fund” and collectively, the “Funds”):
John S. Cummings

 Mr. Cummings has been the portfolio manager for the Fund since December 11, 2008. Mr. Cummings is an executive vice president and head of the municipal bond desk at PIMCO in the Newport Beach office. Prior to joining PIMCO in 2002, he was vice president, municipal trading at Goldman Sachs, responsible for a number of municipal sectors, including industrials, airlines, utilities, healthcare and high-yield. He has 28 years of investment experience and holds an MBA, as well as his undergraduate degree, from Rutgers University.
(a)(2)
     The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of September 30, 2009, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment
		Companies		Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
John S. Cummings	PMX	19	11,281.08	3	1,489.98	55	7,255.47
	PZC	19	11,644.85	3	1,489.98	55	7,255.47
	PYN	19	12,144,43	3	1,489.98	55	7,255.47
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
(a) (3)
     As of September 30, 2009, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:
     PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
(a)(4)
     The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of September 30, 2009.

PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III

Portfolio Manager	Dollar Range of Equity Securities in each Fund
John S. Cummings	None
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
None
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) PIMCO California Municipal Income Fund III

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date: December 3, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 3, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date: December 3, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 3, 2009